UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Kellogg Company

(Exact name of Registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square

Battle Creek, Michigan 49016-3599

(Address of Principal executive offices, including Zip Code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 14, 2012, Kellogg Company (the “Company”) priced offerings of $350,000,000 of 1.125% Senior Notes due 2015, $400,000,000 of 1.750% Senior Notes due 2017 and $700,000,000 of 3.125% Senior Notes due 2022 (collectively, the “Notes”). In connection with such offerings, the Company entered into an Underwriting Agreement, dated May 14, 2012, with Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters mentioned therein. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-181377) filed on May 14, 2012.

On May 15, 2012, the Company filed with the Securities and Exchange Commission a Prospectus Supplement dated May 14, 2012 in connection with the public offering of the Notes.

The Notes were issued on May 17, 2012 under an indenture, dated as of May 21, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by an Officers’ Certificate, dated May 17, 2012 (the “Officers’ Certificate”).

For a complete description of the terms and conditions of the Underwriting Agreement, the Notes and the Officers’ Certificate, please refer to the Prospectus Supplement and such documents, each of which is filed with this Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events.

As previously disclosed, on March 16, 2012 (the “Effective Date”), the Company entered into a 364-Day Term Loan Agreement that provided for a 364-day senior unsecured bridge term loan facility (the “Facility”) in an aggregate principal amount of $1,000,000,000 (the “Available Commitments”).

According to its terms, the Available Commitments would be reduced by the net cash proceeds from any debt issuance of the Company or its subsidiaries. Accordingly, upon completion of the offering of the Notes on May 17, 2012, the Available Commitments were automatically and permanently reduced to $0.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 1.1	Underwriting Agreement, dated May 14, 2012, by and among Kellogg Company, Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

Exhibit 4.1	Officers’ Certificate of Kellogg Company (with form of 1.125% Senior Note due 2015, 1.750% Senior Note due 2017 and 3.125% Senior Note due 2022).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

/s/ Gary H. Pilnick
Date: May 17, 2012	Name: Gary H. Pilnick Title: Senior Vice President, General Counsel, Corporate Development and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated May 14, 2012, by and among Kellogg Company, Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC.

Exhibit 4.1	Officers’ Certificate of Kellogg Company (with form of 1.125% Senior Note due 2015, 1.750% Senior Note due 2017 and 3.125% Senior Note due 2022).